Acquisitions	9 Months Ended
Jul. 31, 2019
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Acquisitions

Note 5: Acquisitions

KGS-Alpha Capital Markets (“KGS”)

On September 1, 2018, we completed the acquisition of the business of KGS, a U.S. fixed income broker-dealer specializing in U.S. mortgage and asset-backed securities in the institutional investor market, for cash consideration of US$304 million (CAD$397 million). During the three months ended January 31, 2019, the purchase price decreased to US$303 million (CAD$396 million) due to a post-closing adjustment based upon working capital. The acquisition was accounted for as a business combination, and the acquired business and corresponding goodwill are included in our Capital Markets reporting segment.

As part of this acquisition, we acquired intangible assets of $49 million and goodwill of $54 million. The intangible assets are being amortized over three to fourteen years on an accelerated basis. Goodwill of $32 million related to this acquisition is deductible for tax purposes.

The fair values of the assets acquired and liabilities assumed at the date of acquisition are as follows:

(Canadian $ in millions)
KGS
Securities - trading	5,193
Securities borrowed or purchased under resale agreements	5,669
Goodwill and intangible assets	103
Other assets	583
Total assets	11,548
Securities lent or sold under repurchase agreements	9,563
Securities sold but not yet purchased	1,431
Other liabilities	158
Purchase price	396

  The purchase price allocation for KGS is subject to refinement as we complete the valuation of the assets acquired and liabilities assumed.